                                         Exhibit 99.5 to Form 8-K Current Report


                   STERLING BANCSHARES, INC. AND SUBSIDIARIES
                FIRST HOUSTON BANCSHARES, INC. AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                               December 31, 1996

        The following Pro Forma Consolidated Balance Sheet as of December 31, 1996 and the Pro Forma Consolidated Statement of Income for the year ended December 31, 1996 combine the historical consolidated financial statements of the Company and First Houston as if the Merger had occurred on January 1, 1996.

        The Pro forma Consolidated Balance Sheet and the Pro Forma Consolidated Statement of Income are not necessarily indicative of the consolidated financial position or results of future operations of the combined entity or of the actual results that would have been achieved had the Merger been consummated prior on January 1, 1996.


                                                                       STERLING      FIRST HOUSTON     PRO FORMA     PRO FORMA
                                                                      BANCSHARES      BANCSHARES      ADJUSTMENTS   CONSOLIDATED
                                                                     ------------    ------------    ------------   ------------
                                                                                            (In thousands)
ASSETS:
Cash and due from banks                                              $     78,442    $      6,849    $       --     $     85,291
Federal funds sold                                                         30,000          10,563            --           40,563
Interest-bearing deposits in financial institutions                            22            --              --               22
Available-for-sale investment securities                                    4,170          53,212            --           57,382
Held-to-maturity investment securities                                    148,083            --              --          148,083
Equity in unconsolidated subsidiary                                         2,316            --              --            2,316
Loans held for sale                                                        40,731             238            --           40,969
Loans                                                                     456,698          56,658            --          513,356
Allowance for credit losses                                                (6,578)           (475)           --           (7,053)
Accrued interest receivable                                                 4,725           1,267            --            5,992
Real estate acquired by foreclosure                                         2,035              37            --            2,072
Premises and equipment, net                                                23,100           2,773            --           25,873
Goodwill                                                                    1,839            --              --            1,839
Other assets                                                                4,490           1,135            --            5,625
                                                                     ------------    ------------    ------------   ------------
                Total assets                                         $    790,073    $    132,257    $       --     $    922,330
                                                                     ============    ============    ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY:

LIABILITIES:
Deposits                                                             $    717,413    $    122,931    $       --     $    840,344
Securities sold under agreements to repurchase                              3,751            --              --            3,751
Accrued interest payable and other liabilities                              5,502           1,729            --            7,231
Notes payable                                                               4,000            --              --            4,000
                                                                     ------------    ------------    ------------   ------------
                Total liabilities                                         730,666         124,660            --          855,326
                                                                     ------------    ------------    ------------   ------------
SHAREHOLDERS' EQUITY:
   Preferred stock                                                             88             855            (855)(a)         88
   Common stock                                                             7,966           2,098            (374)(a)      9,690
   Capital surplus                                                         16,058           6,183           1,229 (a)     23,470
   Retained earnings                                                       35,426          (1,445)           --           33,981
   Net unrealized losses on held-to-maturity investment securities                                                          --
       transferred from available-for-sale                                   (131)            (94)           --             (225)
                                                                     ------------    ------------    ------------   ------------
                Total shareholders' equity                                 59,407           7,597            --           67,004
                                                                     ------------    ------------    ------------   ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $    790,073    $    132,257    $       --     $    922,330
                                                                     ============    ============    ============   ============

(a) Acquisition adjustment includes the conversion of shares of preferred, $40.00 par value per share, and 2,098,000 shares of common stock of First Houston Bancshares, Inc., and the issuance of 1,724,000 shares of the Company's common stock. The excess par value of the retired shares over the issued shares has been adjusted to capital surplus.

                                         Exhibit 99.5 to Form 8-K Current Report


                   STERLING BANCSHARES, INC. AND SUBSIDIARIES
                FIRST HOUSTON BANCSHARES, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1996

                                                                               STERLING    FIRST HOUSTON   PRO FORMA
                                                                              BANCSHARES     BANCSHARES   CONSOLIDATED
                                                                              -----------   -----------   -----------
INTEREST INCOME:
   Loans, including fees                                                      $    42,861   $     5,465   $    48,326
   Investment securities                                                            9,280         2,673        11,953
   Federal funds sold                                                                 732           620         1,352
   Deposits in financial institutions                                                 540          --             540
                                                                              -----------   -----------   -----------
               Total interest income                                               53,413         8,758        62,171
                                                                              -----------   -----------   -----------

INTEREST EXPENSE:
   Deposits                                                                        16,024         3,080        19,104
   Securities sold under agreements to repurchase                                     318          --             318
   Notes payable                                                                      384          --             384
   Senior debentures                                                                    1          --               1
                                                                              -----------   -----------   -----------
                Total interest expense                                             16,727         3,080        19,807
                                                                              -----------   -----------   -----------
                Net interest income                                                36,686         5,678        42,364
   Provision for credit losses                                                      2,113           230         2,343
                                                                              -----------   -----------   -----------
   Net interest income after provision for credit losses                           34,573         5,448        40,021
                                                                              -----------   -----------   -----------

NON-INTEREST INCOME:
   Customer service fees                                                            5,141           454         5,595
   Net gain (loss) on sale of investment securities                                  --              87            87
   Earnings of unconsolidated subsidiary                                              316          --             316
   Other                                                                            2,507            93         2,600
                                                                              -----------   -----------   -----------
                Total non-interest income                                           7,964           634         8,598
                                                                              -----------   -----------   -----------

NON-INTEREST EXPENSE:
   Salaries and employee benefits                                                  16,606         2,840        19,446
   Depreciation and amortization                                                    2,520           303         2,823
   Occupancy and equipment expense, net                                             2,165           267         2,432
   (Gains) losses and carrying costs of real estate acquired by foreclosure           155          --             155
   FDIC assessment                                                                      2             2             4
   Data processing                                                                    537           321           858
   Professional fees                                                                  490           273           763
   Other                                                                            4,659         1,214         5,873
                                                                              -----------   -----------   -----------
                Total non-interest expense                                         27,134         5,220        32,354
                                                                              -----------   -----------   -----------
Income before income taxes                                                         15,403           862        16,265
Income taxes                                                                        4,749           363         5,112
                                                                              -----------   -----------   -----------
Net Income                                                                    $    10,654   $       499   $    11,153
                                                                              ===========   ===========   ===========

Net Income Per Common Share:
        Primary                                                               $      0.87   $      0.29   $      0.80
                                                                              ===========   ===========   ===========
        Fully diluted                                                         $      0.86   $      0.29   $      0.79
                                                                              ===========   ===========   ===========

Weighted Average Common Shares Outstanding
        Primary                                                                    12,251         1,724        13,975
        Fully diluted                                                              12,340         1,724        14,064